UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 3, 2010

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD	57104
(Address of principal executive offices)	(ZIP Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             Regulation FD Disclosure.

On September 3, 2010, HF Financial Corp., a Delaware corporation (the “Company”), announced that members of its executive management team will present at the Rodman & Renshaw Global Investment Conference to be held at the Palace Hotel in New York from September 12 — 15, 2010.

The Company will present at the Community and Regional Banking Track of the conference at 12:30 pm, EDT, on Wednesday, September 15, 2010.  To register or listen to HF Financial Corp.’s webcast of the presentation, please visit the Company’s corporate website at www.homefederal.com.

A copy of the press release is attached as Exhibit 99.1

ITEM 9.01             Financial Statements and Exhibits.

(a)                                  Financial Statements.

Not applicable.

(b)                                 Pro forma Financial Information.

Not applicable.

(d)                                 Exhibits:

99.1   Press Release dated September 3, 2010 announcing participation in investor conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	September 3, 2010	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President and Chief Executive Officer
(Duly Authorized Officer)

Date:	September 3, 2010	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release